LOAN RECEIVABLE	12 Months Ended
Dec. 31, 2018
Loan receivable [Abstract]
LOAN RECEIVABLE
7.	Loan receivable

On December 5, 2018, the Company entered into a loan agreement (the “Loan Agreement”) pursuant to which the Company agreed to advance Beadell and its subsidiary, Beadell Brasil Ltda. (“Beadell Brasil”), as joint and several borrowers, a non-revolving term loan in the principal amount of $5,000 (the “Loan”), for their general working capital requirements. The key terms of the Loan Agreement were as follows:

•	Maturity date: January 15, 2019, which could be extended by mutual agreement for an additional 30-day period as required;
•	Interest rate: 14% per year until and including January 15, 2019, and 18% per year from the day after January 15, 2019 if the Loan was extended;
•	Interest payment: accrues daily, payable monthly in arrears on the 1st business day of each calendar month or, if earlier, on the date of repayment in full of the Loan.

The Loan plus accrued interest was to be paid on the Maturity date. Additionally, Beadell was required to prepay any outstanding principal balance of the Loan with the full amount of any proceeds of PIS (Programas de Integração Social e de Formação do Patrimônio do Servidor Público) and COFINS (Contribuição para o Financiamento da Seguridade Social) tax refunds, immediately upon receipt of such proceeds.

Subsequent to the reporting period, the Company received partial repayment of $3,000 of the principal amount advanced and payment of accrued interest of $69. The Company also agreed to extend the maturity date of the remaining outstanding principal of $2,000 to March 18, 2019, with the same terms and conditions as the original Loan Agreement.